UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2025

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 21, 2025 (the “Closing Date”), Cincinnati Bell Inc. (the “Company”), together with certain of its subsidiaries, amended the Company’s current accounts receivables securitization program by entering into the Second Amendment (the “Second Amendment”), by and among Cincinnati Bell Funding LLC (“CBF”), as Borrower, the Company, as Servicer, the various Lenders, LC Participants and Group Agents party thereto, PNC Bank, National Association (“PNC”), as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC (“PNC Capital Markets”), as Structuring Agent, which amends the Amended and Restated Receivables Financing Agreement dated as of January 31, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Receivables Financing Agreement”), among CBF, as Borrower, the Company, as Servicer, the various Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent. The Second Amendment amends the Receivables Financing Agreement to, among other things: (a) extend the scheduled termination date to March 21, 2027 and (b) increase the maximum borrowing capacity from $55,000,000 to $60,000,000.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1
Second Amendment, dated as of March 21, 2025, by and among Cincinnati Bell Funding LLC, as Borrower, Cincinnati Bell Inc., as Servicer, the various Lenders, LC Participants and Group Agents party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC, as Structuring Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: March 24, 2025	By:	/s/ Joshua T. Duckworth
		Name:	Joshua T. Duckworth
		Title:	Chief Financial Officer